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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                          May 23, 2002 (May 23, 2002)
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)

                          MARVELL TECHNOLOGY GROUP LTD.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
              BERMUDA                       0-30877                     77-0481679
  (STATE OR OTHER JURISDICTION OF       (COMMISSION FILE     (I.R.S. EMPLOYER IDENTIFICATION
   INCORPORATION OR ORGANIZATION)           NUMBER)                        NO.)
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                                    4TH FLOOR
                                  WINDSOR PLACE
                                 22 QUEEN STREET
                                P.O. BOX HM 1179
                                 HAMILTON HM EX
                                     BERMUDA
                        (ADDRESS OF PRINCIPAL EXECUTIVE         (ZIP CODE)
                                     OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (441) 296-6395


                                       N/A
         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.  OTHER EVENTS.

        On May 23, 2002, the Registrant issued a press release announcing its financial results for the first fiscal quarter ended May 4, 2002. Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the May 23, 2002 press release.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

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
Exhibit   Description
-------   ---------------
99.1      Press Release dated May 23, 2002.
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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date:  May 23, 2002
                                            MARVELL TECHNOLOGY GROUP LTD.

                                            By: /s/ George A. Hervey
                                               ---------------------------------
                                            Name: George A. Hervey
                                            Its:  Vice President of Finance and
                                                  Chief Financial Officer


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                                  EXHIBIT INDEX

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
Exhibit No.                         Document
-----------                         --------
Exhibit 99.1                 Press Release issued May 23, 2002.
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